united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska, 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska, 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 06/30/2015

Item 1. Reports to Stockholders.

Semi-Annual Report
June 30, 2015

1-866-390-0440
www.investmentpartnersfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

August 10, 2015

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual report of the Investment Partners Opportunities Fund, (the “Fund”), for the period ending June 30, 2015.

The Fund’s primary objective remains long-term capital appreciation with income as a secondary objective. Last year when we wrote to you we were able to make significant progress for the first six months of 2014 toward both objectives. Two sectors, Energy and Technology, were big contributors to performance.

In the latter half of 2014 and continuing through the first half of 2015 a bear market developed in the Energy, Mining and Commodities sectors that ravaged the Fund’s portfolio.

In addition, our commitment to Technology saw mixed results. Apple, Inc. contributed to the Fund’s net assets but its unrealized appreciation was offset by declines in a number of other names in the Technology Sector, as mentioned below.

One bright spot was the income we were able to generate from dividends and the employment of option strategies.

PORTFOLIO PERFORMANCE

The Fund’s total return based on Net Asset Value (“NAV”) for the six months ending June 30, 2015 was -3.21% without load (-8.76% with load.) The S&P 500 Total Return Index gained 1.23% during the same period. Certain of our holdings, particularly those in the technology space, most notably Apple, Inc. (8.7% of Total Net Assets), International Business Machines, Corp. (4.0%), and eBay, Inc. (1.7%) performed relatively well, while shares in TiVo, Inc. (2.8%), Micron Technology, Inc. (2.6%), QUALCOMM, Inc. (1.7%), BlackBerry Ltd. (1.6%) and Yahoo!, Inc. (1.3%) declined. The Fund’s return was weighed down by allocation of assets to the Energy and Natural Resources sectors. The effect of a decline in the Energy and Natural Resources sectors can be seen in the S&P North American Natural Resources Sector Index Total Return which returned -4.14% in the same period.

The Energy Sector represented approximately 15% of Total Net Assets at the end of the second quarter 2015 down from approximately 17% at year-end 2014. Significant contributors to the Fund’s net asset value decline in this sector were Suncor Energy, Inc. (1.5% of Total Net Assets), Surge Energy, Inc. (1.0%) and Pengrowth Energy Corp. (0.9%). The Fund’s return was further weighed down by allocation of assets to the Commodities and Mining sectors and the slower than expected return from our activist holdings.

The Fund’s return was somewhat cushioned by an allocation to cash of approximately 4.4% of Total Net Assets.

The Fund’s total annualized 1-year return based on NAV at June 30, 2015 was -19.02% without load (-23.68% with load). The S&P 500 Total Return Index gained 7.42% during the same period. The Fund’s return was weighed down by allocation of assets to the Energy and Natural Resources sectors. The effects of a decline in the Energy and Natural Resources sectors can be seen in the S&P North American Natural Resources Sector Index Total Return which returned -25.71% during the period.

For the period from inception (January 15, 2010) to June 30, 2015, the Fund’s total annualized return based on Net Asset Value (“NAV”) was -0.19% without load (-1.27% with load), inclusive of the $0.27 per share 2010 distribution, the $0.39 per share 2011 distribution, the $0.10 per share 2012 distribution and the $0.11 per share 2014 distribution. There was no distribution in 2013. The S&P 500 Total Return Index gained 13.93% during the same period. The S&P North American Natural Resources Sector Index Total Return gained 2.48% in the same period. The Fund’s relative performance was largely a result of our asset allocation strategy, sector selection and price appreciation or depreciation of investments in specific companies.

The Fund’s primary objective remains long-term capital appreciation with income a secondary objective. Additionally, the Fund’s aim is to maximize returns while attempting to manage and mitigate risk. We also strive to achieve our objectives using a strategy which has been defined as value investing. Value investors found the first six months of 2015 to be very challenging particularly in the microcap space. Because the markets have been quite volatile since the 2008-2009 financial crisis we have attempted to neutralize the influence of market volatility and risk using tactical allocation within our strategy.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until April 30, 2016, to ensure that the net annual Fund operating expenses will not exceed 2.75% for Investment Partners Opportunities Fund Class A shares, subject to possible recoupment from the Fund in future years. Without these waivers, the total annual operating expenses would be 4.49% per the Fund’s April 30, 2015 prospectus. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-866-390-0440.

For the period ending June 30, 2015, the Fund’s investment income was $122,341 from dividends and interest. Net realized gain from investments, options written and foreign currency transactions was $37,929. The positive performance, particularly from dividends, interest and option call writing, contributed to accomplishing our secondary objective of generating an income return. While it is still too early in the year to determine whether the Fund will be in a position to declare a distribution, we intend to focus on this objective as we have since the Fund’s inception.

ECONOMIC BACKDROP AND ITS EFFECT ON PORTFOLIO PERFORMANCE

Since inception in mid-January 2010, the Fund’s investment posture has been cautious and conservative. Our hesitancy to be fully invested at any time resulted from the recognition that the fiscal deterioration of the Nation, caused by too much spending at all levels funded by debt, would inevitably hurt consumers, investors and the overall economy.

Only more recently have investors woken up to the realization that a debt ridden world is destabilizing countries, trading blocs and governments with ever greater frequency.

Over time the job of rectifying the financial imbalances became the responsibility of the Federal Reserve which naturally moved to save the banks. Once Ben Bernanke decided to create liberal monetary policies to fight the recessionary and deflationary forces plaguing the system, there was no turning back. The Federal Reserve’s solution was to conduct the biggest economic experiment in history. After the Financial Crises of 2008-2009, the creation of more debt through unprecedented money printing was expected to stabilize the dollar and lower unemployment.

The Federal Reserve is no doubt aware that, historically, markets tend to anticipate the inflationary impact of a continuation of manipulative intervention activities. They know that inevitably such actions are bad for financial assets of all types. In spite of that knowledge, the experiment continues and the market - until recently - loved it. The Yellen Fed has continued the experiment but seems willing to change policy as the economy improves. It has been nine years since a rate increase but it is no longer a question of whether to raise rates, but when it will happen.

Fixed income markets have become one of the most challenging asset classes for investors. Federal Reserve policy of intervention and financial repression has distorted equity markets as well. Investors have been conditioned to expect that it is safe to assume that the risks have been taken out of allocating the majority of most portfolios to equities. This risk-on trade has given rise to speculation, a so-called asset bubble. The relative safety normally accorded to holders of bonds and savers in general has been given secondary priority. With interest rates at historically low levels there is no way for bonds to compete with stocks unless, of course, a powerful deflation develops. Since 2007 those that have sought safety dumped over $1 trillion into bond funds. With the specter of rising rates, that money is coming out - particularly in the high yield sector. One major problem is the widening of yield spreads and the lack of liquidity. A rise in the US 10 year Treasury from 2.5% to 3% could cause a decline of 11%, while a 4% ten year could result in a 19% decline. In such an environment there could predictably be an increase in defaults. Not only could investors suffer negative returns, but also the possibility of permanent impairment and loss of principal.

In the beginning of the year, the Fund was positioned first with the idea that government would focus on fiscal imbalances and austerity measures with less government spending. Second, there would be a realization that quantitative easing measures were not working and that interest rates would actually rise with recognition of the inevitability of inflationary biases. Third, the European situation would worsen before it got better and Asian markets would continue to grow, albeitat a lesser pace.

Clearly austerity measures and structural reform have not happened and little can be expected as we lead up to the 2016 Presidential Election. Inflation as measured by Government has not manifested itself either - although the Fed would welcome it. The European situation did worsen, brought on by the need to restructure Greece’s debt. Puerto Rico is next. Can New Jersey and Illinois be far behind?

In spite of these macro issues, using traditional analysis tools and applying the theory inherent in value style investing, we have been able to uncover a number of investment candidates but we often get the feeling that we are alone in assessing their worth. Value investors by nature have to be patient. As we have stated before, value investors as a class share one thing in common, the quest to buy something that others will pay more for in the future. A deep value investor senses a bargain purchase even if the merchandise is, in the eyes of the market, flawed. Sometimes those assets prove to be remarkable finds over the long-term. However, in other instances, the investment is cheap for a reason. The energy space at the moment is a good example where patience and fortitude are necessary.

ENERGY (Approximately 15% of Total Net Assets at June 30, 2015)

In the last six months share prices in the Energy Sector have been volatile as reality begins to set in: Saudi Arabia has increased production against a backdrop of slower global expansion in an effort to eliminate the threat posed by U.S. exploration and production companies becoming dominant players.

Let’s face it, Saudi Arabia declared economic war on the U.S. Energy Sector with Washington’s tacit approval.

Once again the failure to have an enlightened energy policy for the past fifty years impacts all of us. We send troops to fight and shed their blood in the Mideast, spend trillions of dollars and have virtually nothing to show for the effort. No rational government perpetuates this folly. Now we compound matters by sanctioning Saudi and Iranian actions setting back any near term prospect that the U.S. could become and remain energy independent.

Geopolitical events have us seeking Saudi aid and comfort in the Middle East to fight state sponsored terrorism. Further we sell them arms in the hope that we can stabilize the region. So what if it cost over 50,000 high price American jobs, we need a wealthy ally. We rationalize our policy by suggesting that the American consumer and the developed world are the beneficiaries of lower prices by paying less at the pump.

Just as prices began to recover this spring, hopes were dashed by Saudi insistence that they intend to continue to flood the market. In recent weeks things have gotten worse. With declining collateral value underlying bank loans in the energy patch, producers are confronted with decreased cash flows. Logically they have cut capital spending while trying to hedge their production and maintain an ability to pay distributions. Without distributions, share prices would likely decline in anticipation that future dilutive stock offerings would be needed just to survive.

Not a pretty picture……

The resultant turmoil has already affected share prices of virtually every company involved in energy, whether fossil fuel or alternative. Just when we were feeling a little more encouraged that share prices have stabilized, the market has to deal with the prospect of Iranian crude supply coming to market as part of the lifting of sanctions; the consequence of a deal to limit Iran from getting a nuclear capability. Add this to the uncertainty of a rise in interest rates in the weeks ahead, weak economic data from China, turmoil in Greece and the Eurozone, massive underfunded pension and retirement plans at home, and a world where terrorism has become a way of life. It is truly a wonder that the markets are shaken and stirred but so far unbroken.

The belief of largely institutional market participants is that none of this macro view will have any long lasting effects on global demand growth. After all we are now in a new world, where the “Internet of Things,” devices, Social Media and on-demand entertainment will propel the U.S. economy. This combined with cheap energy, they believe, will overcome the effects of a debt meltdown and bailouts, possibly lifting share prices to new highs.

We intend to continue to devote Fund research to the Energy and Infrastructure sectors for the foreseeable future but we expect that bearish trends will remain in the near term.

With all of this uncertainty, why has the Fund remained committed to the Energy Sector?

First, we believe that opportunity will come from all the turmoil.

The one thing most long term value investors seek is an environment where emotions overcome rational thinking. Many analysts are so focused on the near term impact of declining earnings that they neglect the reality that the assets underlying these companies are not going away. In fact they are becoming more valuable as share prices decline.

Second, many of the Fund’s energy holdings have sold their production forward at higher prices than the market, in some cases for years. Many have balance sheets that are strong and if management is opportunistic, they will be able to purchase long lasting reserves at fire sale prices.

Third, many are paying distributions that if sustained are at yields that are unprecedentedly high.

In the Fund’s view, the reward potential from having a diversified set of companies in this space outweighs the risks. Our primary objective remains long term capital appreciation with a secondary goal of income. We believe we can accomplish the secondary goal while we wait for improvement and recovery of share prices in this sector.

The same can be said of the rapidly changing Technology Sector.

TECHNOLOGY (Approximately 36% of Total Net Assets at June 30, 2015)

During the first half of 2015 we allocated capital to companies which we believed were selling at price to earnings multiples less than their historic growth rates or returns on invested assets and/or discounts to their asset values. We have also pursued some special situations where we believed longer term assets were mispriced.

Value investors have traditionally avoided investing in technology driven companies because they defy conventional analysis. The impact of innovation is rarely predictable. Timing is imprecise and change brought about by the introduction of competitive alternatives can make forecasting future profits difficult at best. Growth minded investors don’t seem concerned about risks. They are willing to take their chances because the rewards are perceived to greatly outweigh the risks. Valuations don’t matter. Timing points of entry are deemed irrelevant as long as there are other momentum crazed investors.

Today, there is essentially a bright line that separates companies that compete in the Technology Sector, regardless of whether they are viewed as device and equipment manufacturers, programming and software providers, media advertisers, or deliverers of communications and/or health services.

Companies are labeled “Old Tech” or “New Tech.” Growth minded investors shun Old Tech and embrace New Tech, often paying multiples of the “here-after” for top line revenues with complete disregard for profits. Old Tech companies are viewed as mature, stodgy and wed to the past: relics whose businesses are to be disrupted by the “New Kids on the Block.”

The disparity in valuations is often striking: Old Tech shares typically trade at low price to earnings multiples, pay dividends, conduct share buy-backs and have pristine balance sheets.

Value investors find comfort in owning Old Tech particularly when someone comes along who believes that the Old Tech businesses can be run better; they actively encourage any enhancement to improve shareholder value.

The Fund has focused on both segments with greater attention being placed on Old Tech, particularly where there can be a change in perception. Value investors long for the chance to buy into an old line company where a change or transition is underway.

Our hope is that growth minded investors will once again find it fashionable and adopt and sponsor many of the investments in the Fund.

The post crises period has been difficult for value minded investors who buy stocks at prices below their fundamental value and wait for the market to recognize that value.

During the first half of 2015, a time of great volatility, the gap between Old Tech and New Tech has widened. Growth stocks have performed while value stocks languished. Part of this underperformance is justified by specific company issues and deteriorating business conditions.

Of greater importance is the widespread current belief that momentum and liquidity exist in New Tech with increased volatility. Old Tech suffers from illiquidity and market neglect.

Value investors, such as us, believe that devoting investment dollars to mispriced investments can be a way of offsetting risk. While there is, on balance, a “Margin of Safety” in the value style, there can often be value traps. Companies can be cheap for a reason, and stay cheap over a long timeframe. If history can be a guide, this situation rectifies itself when rational investors perceive that absolute and relative valuations become compelling.

Finally, on a broad scale, the quest for “Fair Value” is made more difficult at times when there are changes in market behavior. We believe that the market provides opportunities that can lead to substantial profits.

Our research focus going forward will be on stock selection and diversification. In spite of temporary setbacks, the Fund continues to invest with a long-term horizon. We remain committed to finding unique securities using “value” style principles deriving some income to reward our patience.

We believe that the latter half of 2015 and early 2016 will see the reemergence of value over growth and have positioned the Fund accordingly.

ADVOCACY AND ACTIVISM

As stated in the past, we are satisfied in the majority of our investments to be advocates and supportive outside minority holders of company securities where we feel managements and boards of directors are conscious of their duties to serve the needs of all investors. As value managers, we sometimes purchase securities that have fallen out of favor or are in a so-called turn-around mode. In such situations, sometimes - but not always - the interests of the outside minority investors can get lost in the shuffle. We therefore tend to direct our advocacy and activism efforts to issuers who, in our opinion, may need extra support and guidance from their shareholders, or may require a strong reminder that they have a duty to their outside investors.

In the first half of 2015, just as we have typically done in the past, we communicated with managements and boards of our portfolio companies on conference calls and at shareholder meetings to convey our thoughts and share suggestions from our perspective as outside minority shareholders. In the latter half of the year, we may consider increasing our advocacy and/or activism efforts, particularly in the Energy and Infrastructure sectors, as those companies navigate the current adverse pricing environment. We hope to update you on these matters after year end in our annual report.

We remain convinced that the purposes we had when we created this type of fund are fundamentally sound and look forward to demonstrating for you the effectiveness of redefining value investing.

We wish to thank you for your continued ownership and participation. We hope to reward your patience with performance as the years go on.

One of the advantages of a small fund is your ability as owners to interact with us as managers. If any of you would like to know more about our investment style or have any questions or comments please feel free to contact us.

Sincerely,

Frank J. Abella, Jr.	Frank (“Jay”) Abella, III	Gregg T. Abella

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 6/30/2015.

2439-NLD-8/7/2015

Investment Partners Opportunities Fund

PORTFOLIO REVIEW

June 30, 2015 (Unaudited)

The Fund’s performance figures* for the periods ended June 30, 2015, compared to its benchmark:

					Cumulative	Annualized
	Six Months	One Year	Three Year	Five Year	Since Inception **	Since Inception
Investment Partners Opportunities Fund - Class A	(3.21)%	(19.02)%	0.23%	0.20%	(1.03)%	(0.19)%
Investment Partners Opportunities Fund - Class A with load	(8.76)%	(23.68)%	(1.72)%	(0.99)%	-6.72%	(1.27)%
S&P North American Natural Resources Sector Index Total Return ***	(4.14)%	(25.71)%	3.05%	5.44%	14.29%	2.48%
S&P 500 Total Return Index ****	1.23%	7.42%	17.31%	17.34%	103.70%	13.93%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses were 4.49% (before waiver) as per the April 30, 2015 prospectus. The Fund imposed a maximum sales charge of 5.75% on sales of Class A shares and a maximum differed sales charge of 1.00% on class A shares redeemed within 1 year of purchase, if such purchase was for $1 million or more. For performance information current to the most recent month-end, please call 1-866-390-0440.

**	Inception date is January 15, 2010.

***	The The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Portfolio Composition as of June 30, 2015

Holdings by Investment Type/Industry	% of Net Assets
Computers	14.3%
Equity Funds	13.4%
Oil & Gas	12.6%
Commodity Funds	6.0%
Debt Funds	6.3%
Investment Firms	5.7%
Biotechnology	5.4%
Semiconductors	4.3%
Software	3.5%
Mining	3.3%
Other *	22.0%
Other Assets & Liabilities	3.2%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

*	Other represents weightings of 3.0% or less in the following industries: Beverages, Chemicals, Distribution/Wholesale, Diversified Financial Services, Electrical Components & Equipment, Energy - Alternate Sources, Home Furnishings, Internet, Machinery-Diversified, Miscellaneous Manufacturing, Office/Business Equipment, Pharmaceuticals and Real Estate Investment Trusts.

Investment Partners Opportunities Fund

PORTFOLIO OF INVESTMENTS

June 30, 2015 (Unaudited)

Shares		Value

	COMMON STOCKS - 70.3%
	BEVERAGES - 1.3%
70,000	SkyPeople Fruit Juice, Inc. *	$95,200

	BIOTECHNOLOGY - 5.4%
71,600	Cadus Corp. *	95,228
68,000	PharmAthene, Inc. *	122,400
152,100	Special Diversified Opportunities, Inc. *	176,436
		394,064
	CHEMICALS - 1.0%
800	BASF SE - ADR	70,928

	COMPUTERS - 14.3%
5,000	Apple, Inc. +	627,125
14,000	BlackBerry Ltd. *	114,520
1,800	International Business Machines, Corp. +	292,788
		1,034,433
	DISTRIBUTION/WHOLESALE - 1.5%
26,447	MFC Industrial Ltd.	107,110

	DIVERSIFIED FINANCIAL SERVICES - 2.0%
1,387,500	Aberdeen International, Inc. *	145,688

	ELECTRICAL COMPONENTS AND EQUIPMENT - 1.6%
4,000	Canadian Solar, Inc. *	114,400

	ENERGY-ALTERNATE SOURCES - 1.5%
45,000	Capstone Infrastructure Corp.	109,031

	HOME FURNISHINGS - 2.8%
20,020	TiVo, Inc. *	203,003

	INTERNET - 3.0%
2,000	eBay, Inc. *	120,480
2,500	Yahoo!, Inc. *	98,225
		218,705
	INVESTMENT FIRMS - 5.7%
11,714	Fifth Street Senior Floating Rate Corp.	108,003
27,406	Prospect Capital Corp.	201,982
15,330	TICC Capital Corp.	103,018
		413,003
	MACHINERY - DIVERSIFIED - 1.3%
2,000	Cognex Corp. +	96,200

	MINING - 3.3%
6,500	Silver Wheaton Corp.	112,710
42,500	Yamana Gold, Inc.	127,500
		240,210
	MISCELLANEOUS MANUFACTURING - 1.0%
750	Siemens AG - ADR	76,147

	OFFICE/BUSINESS EQUIPMENT - 1.5%
10,000	Xerox Corp.	106,400

	OIL & GAS - 12.6%
12,500	Memorial Production Partners LP - MLP +	185,625
26,500	Pengrowth Energy Corp.	65,985
200,000	Sanchez Production Partners LP - MLP *	386,000

See accompanying notes to financial statements.

Investment Partners Opportunities Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015 (Unaudited)

Shares		Value
	OIL & GAS - 12.6% (Continued)
4,000	Suncor Energy, Inc.	$110,080
26,000	Surge Energy, Inc.	73,732
600	Texas Pacific Land Trust	90,294
		911,716
	PHARMACEUTICALS - 0.6%
300	Bayer AG - ADR	42,296

	REAL ESTATE INVESTMENT TRUSTS - 2.1%
5,000	Chimera Investment Corp.	68,550
4,600	Government Properties Income Trust	85,330
		153,880
	SEMICONDUCTORS - 4.3%
10,000	Micron Technology, Inc. *	188,400
2,000	QUALCOMM, Inc.	125,260
		313,660
	SOFTWARE - 3.5%
2,300,028	DIAGNOS, Inc. *	165,827
2,000	Microsoft Corp.	88,300
		254,127

	TOTAL COMMON STOCKS (Cost - $5,406,188)	5,100,201

	WARRANTS - 0.0%
250,000	Rainmaker Systems, Inc. *(a)	—
1,395,000	DIAGNOS, Inc. *	—

	TOTAL WARRANTS (Cost - $0)	—

	CLOSED-END FUNDS - 11.3%
	COMMODITY FUNDS - 2.6%
33,500	Faircourt Gold Income Corp.	96,611
5,000	Nuveen Diversified Commodity Fund	59,550
3,500	Sprott Physical Gold Trust *	33,810
		189,971
	DEBT FUNDS - 6.3%
10,000	Aberdeen Global Income Fund, Inc.	86,000
11,439	Cohen & Steers Infrastructure Fund, Inc.	240,448
12,000	First Asset Diversified Convertible Debenture Fund	130,353
		456,801
	EQUITY FUNDS - 2.4%
22,257	BlackRock Enhanced Equity Dividend Trust	177,611

	TOTAL CLOSED-END FUNDS (Cost - $901,994)	824,383

	EXCHANGE TRADED FUNDS - 14.4%
	COMMODITY FUND - 3.4%
600	ETFS Physical Swiss Gold Shares * +	68,754
3,500	United States Short Oil Fund LP * +	176,820
		245,574
	EQUITY FUNDS - 11.0%
3,450	iShares MSCI South Korea Capped ETF	190,130
4,250	ProShares Short Russell 2000 *	246,457
9,000	ProShares Short S&P 500 *	192,060
1,500	ProShares UltraShort Oil & Gas *	81,795
2,000	SPDR S&P Regional Banking ETF	88,320
		798,762
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,132,154)	1,044,336

See accompanying notes to financial statements.

Investment Partners Opportunities Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015 (Unaudited)

Principal
Amount ($)
	BONDS & NOTES - 0.7%	Coupon Rate (%)	Maturity	Value
53,543	Rainmaker Systems, Inc. Convertible Note (a)	8.000	7/15/2019	$50,866
25,000	Rainmaker Systems, Inc. Promissory Note^ (a)	8.000	7/15/2019	—
	BONDS & NOTES (Cost $53,543)			50,866
Contracts
	PURCHASED OPTIONS - 0.1%
	PURCHASED CALL OPTIONS ** - 0.1%
150	PowerShares DB US Dollar Index Bullish Fund, September 2015 Call @ 25 (Cost - $9,020)			6,601

	TOTAL INVESTMENTS - 96.8% (Cost - $7,502,899) (b)			$7,026,387
	OTHER ASSETS AND LIABILITIES - NET - 3.2%			231,376
	TOTAL NET ASSETS - 100.0%			$7,257,763

*	Non-Income producing security.

+	All or part of these securities were held as collateral for written call options as of June 30, 2015.

MLP - Master Limited Partnership

~	Represents less than 0.05%

^	Promisory Note holds no cost or value and interest will be paid only if certain requirements are met under the settlement agreement. Interest, if applicable, will be paid at maturity.

(a)	Restricted securities. The aggregate value of such securities is 0.7% of net assets and they have been fair valued under procedures established by the Fund’s Board of Trustees.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including call options written, is $7,763,787 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$581,730
Unrealized depreciation	(1,325,176)
Net unrealized depreciation	$(743,446)

Contracts **		Value
	CALL OPTIONS WRITTEN
25	Apple, Inc., July 2015, Call @ 133	$175
25	Apple, Inc., October 2015, Call @ 150	1,425
20	Cognex Corp., July 2015, Call @ 50	1,000
3	ETFS Physical Swiss Gold Shares, July 2015, Call @ 120	53
5	International Business Machines Corp., July 2015, Call @ 172.5	330
35	Memorial Production Partners LP, July 2015, Call @ 15	1,050
35	United States Short Oil Fund LP, July 2015, Call @ 53	2,013
	TOTAL CALL OPTIONS WRITTEN - (Premiums received - $20,741) (b)	$6,046

**	Each call option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

ASSETS
Investment securities:
At cost	$7,502,899
At value	$7,026,387
Cash	320,058
Dividends and interest receivable	16,789
Receivable for securities sold	3,963
TOTAL ASSETS	7,367,197

LIABILITIES
Option contracts written (Premiums received $20,741)	6,046
Payable for investments purchased	78,540
Distribution (12b-1) fees payable	2,298
Investment advisory fees payable	2,072
Accrued expenses and other liabilities	20,478
TOTAL LIABILITIES	109,434
NET ASSETS	$7,257,763

Net Assets Consist Of:
Paid in capital	$7,976,998
Accumulated net investment loss	(222,463)
Accumulated net realized loss from investments, options written and foreign currency transactions	(35,359)
Net unrealized depreciation on investments, options written, and foreign currency translations	(461,413)
NET ASSETS	$7,257,763

Net Asset Value Per Share:
Class A Shares:
Net Assets	$7,257,763
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	801,419
Net asset value (Net Assets divided by Shares Outstanding) and redemption price per share	$9.06
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$9.61

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 12 months.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2015 (Unaudited)

INVESTMENT INCOME
Dividends (Net of $6,552 foreign taxes withheld)	$119,793
Interest	2,548
TOTAL INVESTMENT INCOME	122,341

EXPENSES
Investment advisory fees	56,867
Administrative services fees	16,985
Transfer agent fees	14,568
Distribution (12b-1) fees	13,269
Compliance officer fees	6,851
Accounting services fees	12,289
Audit fees	7,935
Registration fees	6,160
Legal fees	6,046
Printing and postage expenses	5,512
Trustees’ fees and expenses	5,314
Custodian fees	2,931
Non 12b-1 shareholder services fees	1,301
Insurance expense	162
Other expenses	267
TOTAL EXPENSES	156,457
Fees waived by the Advisor	(52,276)
NET EXPENSES	104,181

NET INVESTMENT INCOME	18,160

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	28,165
Options written	10,128
Foreign currency	(364)
Net realized gain from investments, options written and foreign currency transactions	37,929

Net change in unrealized appreciation/(depreciation) from:
Investments	(338,208)
Options written	37,467
Foreign currency translations	(71)
Net change in unrealized depreciation from investments, options written and foreign currency translations	(300,812)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS	(262,883)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(244,723)

See accompanying notes to financial statements.

Investment Partners Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
OPERATIONS
Net investment income	$18,160	$2,696
Net realized gain from investments, options written and foreign currency transactions	37,929	75,254
Net change in unrealized depreciation on investments, options written and foreign currency translations	(300,812)	(690,597)
Net Decrease in Net Assets Resulting From Operations	(244,723)	(612,647)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(74,192)
From net realized gains	—	(15,602)
Net decrease in net assets from distributions to shareholders	—	(89,794)

BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	18,400	10,307
Net asset value of shares issued in reinvestment of distributions to shareholders	—	37,821
Payments for shares redeemed	(147,511)	(262,855)
Net decrease in net assets from shares of beneficial interest	(129,111)	(214,727)

TOTAL DECREASE IN NET ASSETS	(373,834)	(917,168)

NET ASSETS
Beginning of Year	7,631,597	8,548,765
End of Year*	$7,257,763	$7,631,597
* Includes accumulated net investment loss of:	$(222,463)	$(240,623)

SHARE ACTIVITY
Class A Shares:
Shares Sold	1,954	1,013
Shares Reinvested	—	4,019
Shares Redeemed	(15,673)	(25,414)
Net decrease in shares of beneficial interest outstanding	(13,719)	(20,382)

See accompanying notes to financial statements.

Investment Partners Opportunities Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2015		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2014	2013	2012	2011	2010 (1)

Net Asset Value, Beginning of Period	$9.36		$10.23	$8.96	$9.29	$10.78	$10.00
Income (loss) from investment operations:
Net investment income/(loss) (2)	0.02	(8)	0.00 (8)	(0.10)	(0.07)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.32)		(0.76)	1.37	(0.16)	(1.00)	1.19
Total from investment operations	(0.30)		(0.76)	1.27	(0.23)	(1.10)	1.05

Less distributions from:
Net investment income	—		(0.09)	—	(0.03)	—	—
Net realized gains	—		(0.02)	—	(0.07)	(0.39)	(0.27)
Total from distributions	—		(0.11)	—	(0.10)	(0.39)	(0.27)

Net Asset Value, End of Period	$9.06		$9.36	$10.23	$8.96	$9.29	$10.78

Total return (3)	(3.21	)% (4)	(7.43)%	14.17%	(2.53)%	(10.19)%	10.52	% (4)

Ratios/Supplemental Data
Net assets, end of period (000s)	$7,258		$7,632	$8,549	$8,157	$8,573	$9,796
Ratio of gross expenses to average net assets (5)	4.13	% (6)	4.05%	4.03%	3.85%	3.64%	4.09	% (6)
Ratio of net expenses to average net assets (5)	2.75	% (6)	2.75%	2.75%	2.75%	2.75%	2.75	% (6)
Ratio of net investment income (loss) to average net assets (5,7)	0.48	% (6)	0.03%	(1.01)%	(0.74)%	(0.91)%	(1.39	)% (6)
Portfolio Turnover Rate	24	% (4)	76%	67%	88%	146%	124	% (4)

(1)	The Investment Partners Opportunities Fund commenced operations on January 15, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	Not annualized.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

(8)	Represents less than $0.005 per share

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (Unaudited)

1.	ORGANIZATION

The Investment Partners Opportunities Fund (the “Fund”) is a separate non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective.

The Fund currently offers Class A shares only. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Partners Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities, are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investment Partners Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$5,100,201	$—	$—	$5,100,201
Closed - End Funds	824,383	—	—	824,383
Exchange Traded Funds	1,044,336	—	—	1,044,336
Bonds & Notes	—	—	50,866	50,866
Purchased Options	6,601	—	—	6,601
Total	$6,975,521	$—	$50,866	$7,026,387

Liabilities *	Level 1	Level 2	Level 3	Total
Options Written	$6,046	$—	$—	$6,046
Total	$6,046	$—	$—	$6,046

There were no transfers between levels during the period. It is the Fund’s policy to record transfers between levels at the end of the reporting period. The Fund did not hold any Level 2 securities during the year.

*	Refer to the Portfolio of Investments for industry classifications.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

	Bonds & Notes	Total
Beginning Balance 12/31/14 *	$47,500	$47,500
Total realized gain (loss)	—	—
Appreciation (Depreciation)	(177)	(177)
Cost of Purchases	—	—
Proceeds from Short Sales	—	—
Accrued Interest	3,543	3,543
Net transfers in/out of level 3	—	—
Ending Balance 6/30/15	$50,866	$50,866

The significant unobservable inputs used in the fair value measurement of the reporting entity’s Level 3 convertible note are (1) review of security and collateral underlying the note (2) review of the investment’s PIK interest payments to verify they continue to be recorded on issuer’s books correctly (3) review of any additional debt being taken on by the issuer (4) issuer’s settlement discussions with unsecured creditors to potentially reduce issuer’s overall indebtedness. (5) review of competitors’ valuation characteristics in the issuer’s industry. Significant changes in any of those inputs could result in a significantly lower or higher fair value measurement.

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to level 3 investments still held at June 30, 2015 was $(177).

Investment Partners Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2012-2014) or expected to be taken for the Fund’s 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Investment Partners Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,807,857 and $1,782,101, respectively.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The Fund may write (sell) covered call options and purchase call and put options.

When the Fund writes an option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Written and purchased options are non-income producing securities. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The net change in unrealized appreciation/(depreciation) on options written was $37,467 as of the year end and is included in the line marked “Net change in unrealized appreciation/(depreciation) from Options written” on the Statement of Operations. The net change in unrealized appreciation/(depreciation) on options purchased was $(1,681) as of the year end and is included in the line marked “Net change in unrealized appreciation/(depreciation) from investments” on the Statement of Operations.

For the six months ended June 30, 2015, the Fund had net gain on options written in the amount of $10,128, which is included in net realized gain from options written in the Statement of Operations. For the six months ended June 30, 2015, the Fund had a net loss on options purchased in the amount of $(33,503), which is included in net realized gain from investments in the Statement of Operations.

The derivative instruments outstanding as of June 30, 2015 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume activity for the Fund.

Option Contracts Written

The number of option contracts written and the premiums received by the Fund during the six months ended June 30, 2015, were as follows:

Written Call Options

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	250	$23,828
Options written	773	64,750
Options exercised	(380)	(12,585)
Options expired	(292)	(23,121)
Options closed	(203)	(32,131)
Options outstanding, end of year	148	$20,741

Investment Partners Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2015.

			Gross Amounts of Assets Presented in
Liabilities:			the Statement of Assets & Liabilities

	Gross Amounts of		Financial
	Recognized		Instruments		Cash Collateral	Net Amount of
Description	Liabilities		Pledged		Pledged	Assets
Options Written Contracts	$6,046	(1)	$6,046	(2)	$—	$—
Total	$6,046		$6,046		$—	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Investment Partners Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets. During the six months ended June 30, 2015, the advisor earned $56,867 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), do not exceed 2.75% per annum of the Fund’s average daily net assets for Class A shares. During the six months ended June 30, 2015, the Advisor waived fees of $52,276.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses attributable to Class A shares are subsequently less than 2.75% of average daily net assets, the Advisor shall be entitled to be reimbursed by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 2.75% of average daily net assets for Class A. If Fund operating expenses attributable to Class A shares subsequently exceed 2.75% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). These deferrals and reimbursements will expire as follows:

December 31, 2015	$ 94,887
December 31, 2016	$ 107,499
December 31, 2017	$ 112,999

Investment Partners Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.35% of its average daily net assets for Class A shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. During the six months ended June 30, 2015, pursuant to the Plan, Class A shares incurred fees of $13,269.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. During the six months ended June 30, 2015, the Distributor did not receive underwriting commissions for sales of Class A shares.

During the six months ended June 30, 2015, T.R. Winston & Company, a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of the Fund. The trades were cleared through Pershing LLC. For the six months ended June 30, 2015, T.R. Winston & Company received $6,576 in trade commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers and a Trustee of the Trust, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2014 was as follows:

Fiscal Year Ended
December 31, 2014
Ordinary Income	$89,794
Long-Term Capital Gain	—
Return of Capital	—
$89,794

There were no distributions for fiscal year ended December 31, 2013.

Investment Partners Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(28,000)	$(4,282)	$(442,230)	$(474,512)

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on 1256 contacts and adjustments for real estate investment trusts and publicly traded partnerships.

Late year losses incurred after December 31 (October 31, for certain specified losses) within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $4,282.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of ordinary income distributions, and adjustments related to real estate investment trusts, publicly traded partnerships and grantor trusts, resulted in reclassification for the year ended December 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(4,173)	$4,173

6.	INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. The Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2015, the Fund invested in the following restricted securities:

	Initial
	Acquisition				% of Net
Security	Date	Shares/Par	Cost	Value	Assets
Rainmaker Systems, Inc. (Warrants)	7/15/2014	250,000	$0	$0	0.0%
Rainmaker Systems Convertible Bond	7/15/2014	53,543	$53,543	$50,866	0.7%
Rainmaker Systems Promissory Note	7/15/2014	25,000	$0	$0	0.0%

Investment Partners Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015 (Unaudited)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Investment Partners Opportunities Fund

EXPENSE EXAMPLES

June 30, 2015 (Unaudited)

As a shareholder of the Investment Partners Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Investment Partners Opportunities Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period *
	1/1/15	6/30/15	1/1/2015 – 6/30/15
Actual	$1,000.00	$ 967.90	$13.42
Hypothetical
(5% return before expenses)	$1,000.00	$1,011.16	$13.71

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 2.75%, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Investment Partners Opportunities Fund
SUPPLEMENTAL INFORMATION
June 30, 2015 (Unaudited)

Investment Partners Opportunity Fund – Adviser: Investment Partners Asset Management, Inc.

In connection with the regular meeting held on June 30 & July 1, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Investment Partners Asset Management, Inc. (“IPAM”) and the Trust, with respect to the Investment Partners Opportunity Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that IPAM is a family run investment management firm founded in 1995 that currently manages approximately $100 million in assets, providing customized investment strategies, financial services and advice tailored to the client’s risk tolerance level. They noted IPAM’s clients include corporations, high net worth individuals, retirement plans and not-for-profits. The Board reviewed the investment team’s background noting that each member has over 20 years of financial industry experience and have worked together for many years. The Board acknowledged that not all strategy risks can be eliminated, but noted that IPAM identified several risks associated with this type of strategy, such as out of favor companies, industries, and sectors, with IPAM monitoring the Fund’s individual investment holdings by performing ongoing research and due diligence in an attempt to mitigate the risk. The Board also noted that IPAM may employ some traditional hedging techniques such as using covered call options or buying nominal amounts of put options, or will employ a tactical allocation strategy or moving to cash, if IPAM believes markets may decline. The Board observed that IPAM’s CCO performs compliance monitoring with the Fund’s investment limitations by reviewing daily, weekly, and monthly activity and position reports to ensure adherence to the Fund’s prospectus and regulatory requirements. The Board reviewed IPAM’s broker-dealer selection approach which takes into consideration various factors, which may not have equal weighting, such as commission structure, broker’s factor financial strength, executions capabilities, research provided, and responsiveness. IPAM reported that there have been no material compliance or litigation issues since the last advisory contract approval. The Board recognized IPAM’s effort and labor intensive research behind a value investing strategy that may take time to develop as anticipated. Although IPAM is a small, family run business servicing about 300 clients, it has adequate resources to support the process. The Board concluded that IPAM should continue to provide the same level of quality service to the shareholders of the Fund as it has historically.

Performance. The Trustees reviewed the Fund’s long term and more recent performance. They noted that the Fund underperformed each of its benchmarks over each period shown with the exception of the North American Natural Resources Index. The Trustees noted that IPAM expects the Fund will perform better when its deep value assets reach appropriate valuations. They considered IPAM’s representation that investments in oil and natural gas entities, and the Fund’s otherwise relatively defensive posture, contributed to its underperformance. The Trustees considered their discussions with a representative of IPAM noting that IPAM had agreed to review the Fund’s strategy and consider what, if any, adjustments might be made.

Fees and Expenses. The Trustees discussed the advisory fee of 1.50% and compared it to the peer group average and assigned Morningstar category average. They noted that the advisory fee is higher than the benchmark

Investment Partners Opportunities Fund
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2015 (Unaudited)

averages, but within the range of fees of IPAM-selected Morningstar category. The Trustees discussed the fee with representatives of IPAM and negotiated a significantly lower fee, to the benefit of shareholders. They noted the newly negotiated fee of 0.50% and expense cap of 1.50% were competitive relative to the Fund’s peers and would benefit shareholders. The Trustees noted that IPAM has an expense limitation agreement in place and received a net fee, post-waiver, of 0.22% during the prior year which is significantly less than the benchmark average fees. After further discussion, the Trustees concluded that the newly negotiated fee was reasonable.

Economies of Scale. The Trustees noted the absence of breakpoints at this time. After discussion, it was the consensus of the Trustees that based on current size of the Fund, and the renewal negotiated fee, the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size increases.

Profitability. The Trustees reviewed a profitability analysis prepared by IPAM and noted IPAM realized a loss in connection with its relationship with the Fund. The Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from IPAM as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement at the new fee level is in the best interests of the shareholders of the Investment Partners Opportunities Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-390-0440 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-390-0440.

INVESTMENT ADVISOR
Investment Partners Asset Management, Inc.
10 Station Place
Metuchen, NJ 08840

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 9/3/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 9/3/2015

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 9/3/2015